Exhibit 10.2
EXECUTION VERSION
LETTER AMENDMENT NO. 1
to
AMENDED AND RESTATED
NOTE PURCHASE AGREEMENT
As of March 30, 2007

To:	Each of the Purchasers listed
on Exhibit A attached hereto
Ladies and Gentlemen:
     We refer to the Amended and Restated Note Purchase Agreement, dated as of March 31, 2005, as amended as of June 22, 2005, November 1, 2005, March 13, 2006 and June 29, 2006, and as Amended and Restated as of July 25, 2006 (as so amended and restated, the “Agreement”), among Crosstex Energy, L.P., a Delaware limited partnership (the “Company”), on one hand, and each of you (the “Purchasers”), on the other hand. Unless otherwise defined in this Letter Amendment No. 1 to Amended and Restated Note Purchase Agreement (this “Amendment”), the terms defined in the Agreement shall be used herein as therein defined.
     The Company desires to make certain amendments to the Agreement as hereinafter provided. Subject to the terms and conditions specified herein, the Purchasers signing this Amendment have indicated their willingness to make such amendments as more particularly set forth herein.
     Accordingly, subject to satisfaction of the conditions set forth in paragraph 5 hereof, and in reliance on the representations and warranties of the Company set forth in paragraph 4 hereof, the Purchasers signing this Amendment hereby agree with the Company to amend the Agreement as provided in paragraphs 1 through 3 below effective as of the Amendment No. 1 Effective Date (as defined in paragraph 5 below).
     1. Amendment to Paragraph 5R. Excess Leverage Fee. Paragraph 5R of the Agreement is amended in its entirety to read as follows:
     5R. Excess Leverage Fee and Interest Rate Increase.
     5R(1). Excess Leverage Fee. If the Leverage Ratio as of the end of any fiscal quarter set forth below is greater than the amount specified for such fiscal quarter, then for such fiscal quarter the Company agrees to pay to the holders of the Notes, in addition to the interest accruing on the Notes and in addition to any increase in such rate of interest that may result from the provisions of paragraph 5R(2), a fee (the “Excess Leverage Fee”), payable in arrears on or before the 45th day after the end of such fiscal quarter, equal to the product of (i) the percentage set forth below for such fiscal quarter and range, multiplied by (ii) the daily average outstanding principal balance of the Notes during such fiscal quarter. The payment of the Excess Leverage Fee shall not constitute a waiver of any Default or Event of Default.

	Leverage Ratio Range	Excess Leverage Fee
Fiscal Quarter ending March 31, 2007:	Greater than 5.10 to 1.00	0.15%

Fiscal Quarters ending June 30, 2007, September 30, 2007 and December 31, 2007:	Greater than 5.00 to 1.00	0.15%

Fiscal Quarters ending March 31, 2008 and June 30, 2008:	Greater than 4.75 to 1.00	0.15%
     5R(2). Interest Rate Increase. Notwithstanding the provisions of paragraph 1A, 1B, 1C, 1D, 1E or 1F of this Agreement or the terms contained in any Note, if at any time during an Acquisition Adjustment Period the Leverage Ratio is greater than 5.25 to 1.00, then, in addition to any Excess Leverage Fee that may be payable pursuant to paragraph 5R(1), the rate of interest on each Note shall be increased by adding 0.25% to the rate of interest set forth in such Note. The payment of interest at such increased rate shall not constitute a waiver of any Default or Event of Default and the increased rate of interest on each Note resulting from any such increase shall be considered to be the coupon rate for such Note for the purposes of determining the Default Rate.
     2. Amendment to Paragraph 6A(3). Leverage Ratios. Paragraph 6A(3) of the Agreement is amended in its entirety to read as follows:
     6A(3). Leverage Ratios.
     (a) If no Unsecured Note Indebtedness is outstanding on the applicable date of determination, the Company shall not, as of the end of any fiscal quarter, permit the Leverage Ratio for the Company and its Subsidiaries on a Consolidated basis to be greater than (i) 5.25 to 1.00 for any fiscal quarter ending during the period commencing on June 29, 2006 and ending December 31, 2007, (ii) 5.00 to 1.00 for any fiscal quarter ending March 31, 2008 through September 30, 2008, (iii) 4.75 to 1.00 for the fiscal quarters ending December 31, 2008 and March 31, 2009, and (iv) 4.50 to 1.00 for any fiscal quarter ending thereafter; provided, however, that during an Acquisition Adjustment Period, the maximum permitted Leverage Ratio shall be increased by 0.50 to 1.00 from the otherwise applicable ratio set forth above.

     (b) If any Unsecured Note Indebtedness is incurred or outstanding on the applicable date of determination, the Company shall not, as of the end of any fiscal quarter, permit the Leverage Ratio (calculated in accordance with paragraph 6C(2)(xi)) for the Company and its Subsidiaries on a Consolidated basis to be greater than 5.25 to 1.00 on the date any Unsecured Note Indebtedness is incurred and on the last day of any fiscal quarter ending thereafter; provided, however, that during an Acquisition Adjustment Period, the maximum permitted Leverage Ratio shall be increased by 0.50 to 1.00 from the otherwise applicable ratio set forth above.
     (c) If any Unsecured Note Indebtedness is incurred or outstanding on the applicable date of determination, the Company shall not, as of the end of any fiscal quarter, permit the Senior Leverage Ratio (calculated in accordance with paragraph 6C(2)(xi)) for the Company and its Subsidiaries on a Consolidated basis to be greater than 4.25 to 1.0 on the date any Unsecured Note Indebtedness is incurred and on the last day of any fiscal quarter ending thereafter; provided, however, that during an Acquisition Adjustment Period, the maximum permitted Senior Leverage Ratio shall be increased by 0.50 to 1.00 from the otherwise applicable ratio set forth above.
     3. Amendment to Paragraph 10B. Other Terms. Paragraph 10B of the Agreement is amended by adding the following definitions thereto in appropriate alphabetical order:
     “Senior Leverage Ratio” means, for the Company and its Subsidiaries on a Consolidated basis, as of the end of any fiscal quarter, the ratio of (a) Funded Debt (excluding the Unsecured Note Indebtedness) for the Company and its Subsidiaries on a Consolidated basis as of the end of such fiscal quarter to (b) EBITDA for the four fiscal quarters then ended.
     “Unsecured Note Indebtedness” means Debt permitted under paragraph 6C(2)(xi).
     4. Representations and Warranties. In order to induce the Purchasers to enter into this Amendment, the Company hereby represents and warrants as follows:
     (a) The execution, delivery and performance by the Company and the Guarantors of this Amendment, the Agreement, as amended hereby, and each of documents described in paragraph 5 hereof to which each is a party, have in each case been duly authorized by all necessary limited liability company, limited partnership or other organizational action and do not and will not (i) contravene the terms of the Company Partnership Agreement or the partnership or limited liability company agreement or certificate of formation (or other organizational documents) of the General Partner, the Company or any of their Subsidiaries, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which the General Partner, the Company or any of their Subsidiaries is a party and which could subject any holder of Notes to any liability, (iii) conflict with or result in any breach or contravention of any order, injunction, writ or decree of any governmental authority binding on the General Partner, the Company, any of their Subsidiaries or their respective properties, (iv) violate any applicable law binding on or affecting the General Partner, the Company or any of their Subsidiaries, or (v) adversely affect the enforceability of any Lien of the Security Documents.
     (b) Each of the representations and warranties contained in paragraph 8 of the Agreement is true and correct in all material respects on and as of the date hereof, and will be true and correct in all material respects immediately upon, and as of the date of, the effectiveness of this Amendment in each case except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
     (c) On and as of the date hereof, and after giving effect to this Amendment, no Default or Event of Default exists under the Agreement.
     (d) No Governmental Action is required for the due execution, delivery or performance by the Company or the Guarantors of this Amendment, the Agreement, as amended hereby, or each of the documents described in paragraph 5 hereof to be executed by the Company or any Guarantor.
     (e) This Amendment, the Agreement, as amended hereby, and each of the documents described in paragraph 5 hereof to be executed by the Company or any Guarantor, constitute legal, valid and binding obligations of the Company or such Guarantor, as applicable, enforceable against the Company or such Guarantor, as applicable, in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in any proceeding in law or in equity).
     (f) The quarterly and annual financial statements most recently delivered to each Holder pursuant to paragraphs 5A(i) and 5A(ii) of the Agreement fairly present the Consolidated financial condition of the Company and its Subsidiaries as of the respective dates thereof and the Consolidated results of the operations of the Company and its Subsidiaries for the respective fiscal periods ended on such dates, all in accordance with GAAP applied on a consistent basis (subject to normal year-end audit adjustments and the absence of footnotes in the case of the quarterly financial statements). Since December 31, 2006, no Material Adverse Effect has occurred. The Company and its Subsidiaries have no material contingent liabilities except as disclosed in such financial statements or the notes thereto.
     (g) There is no pending or, to the knowledge of the Company, threatened action or proceeding affecting the Company or any Subsidiary before any Governmental Person, referee or arbitrator that could reasonably be expected to have a Material Adverse Effect.
     (h) Neither the Company, the General Partner, the Ultimate General Partner nor any of their Subsidiaries have paid, or agreed to pay, any fees or other compensation for or with respect to the Amendment to Bank Agreement (as defined below).

     5. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Amendment No. 1 Effective Date”) first above written when and if each of the conditions set forth in this paragraph 5 shall have been satisfied (or waived in writing by the Required Holder(s)).
     (a) Execution and Delivery of Documents. Each Purchaser shall have received the following, each to be dated the date of execution and delivery thereof unless otherwise indicated, and each to be in form and substance satisfactory to the Required Holder(s) and executed and delivered by each of the parties thereto, as applicable:
     (i) this Amendment, duly executed by the Company, the Guarantors and the Required Holders; and
     (ii) an executed copy of an amendment to the Bank Agreement in form and substance satisfactory to the Required Holder(s), permitting the transactions contemplated hereby and by the other Loan Documents (the “Amendment to Bank Agreement”).
     (b) Closing Fee. The Company will pay to each Purchaser in immediately available funds a fee on the Amendment No. 1 Effective Date in an amount equal to 0.05% of the aggregate principal amount of Notes held by such Purchaser on the Amendment No. 1 Effective Date.
     6. Miscellaneous.
     (a) Effect on Agreement. On and after the Amendment No. 1 Effective Date, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import referring to the Agreement and each reference in the Notes and all other documents executed in connection with the Agreement to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Agreement shall mean the Agreement as amended by this Amendment. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement. Without limiting the generality of the foregoing, nothing in this Amendment shall be deemed to (i) constitute a waiver of compliance or consent to noncompliance by the Company or any other Person with respect to any term, provision, covenant or condition of the Agreement or any other Loan Document or (ii) prejudice any right or remedy that any holder of Notes may now have or may have in the future under or in connection with the Agreement or any other Loan Document.
     (b) Counterparts. This Amendment may be executed in any number of counterparts (including those transmitted by facsimile) and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment. Delivery of this Amendment may be made by facsimile transmission of a duly executed counterpart copy hereof.
     (c) Expenses. The Company confirms its agreement, pursuant to paragraph 11B of the Agreement, to pay promptly all out-of-pocket expenses of the Purchasers related to the preparation, negotiation, reproduction, execution and delivery of this Amendment and all matters contemplated hereby and thereby, including without limitation all fees and out-of-pocket expenses of the Purchasers’ special counsel.
     (d) Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.
     (e) Affirmation of Obligations. Notwithstanding that such consent is not required under the Guaranties, each of the Guarantors consents to the execution and delivery of this Amendment by the parties hereto. As a material inducement to the undersigned to amend the Agreement as set forth herein, each of the Guarantors respectively (i) acknowledges and confirms the continuing existence, validity and effectiveness of the Guaranty to which it is a party, and (ii) agrees that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise affect its obligations thereunder.
     (f) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
{Remainder of this page blank; signature page follows.}

     If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least one counterpart to the Company at 2501 Cedar Springs, Suite 600, Dallas, Texas 85201.

Very truly yours,

CROSSTEX ENERGY, L.P.

By:	Crosstex Energy GP, L.P.,
its general partner

By:	Crosstex Energy GP, LLC,
its general partner

By:	/s/ Gysle R. Shellum

Gysle R. Shellum
Vice President-Finance
Agreed to as of the Amendment No. 1 Effective Date:
PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:	/s/ Authorized Signatory
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Authorized Signatory
Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Authorized Signatory
Vice President
Signature Page to Letter Amendment No. 1

PRUCO LIFE INSURANCE COMPANY OF
NEW JERSEY

By:	/s/ Authorized Signatory
Vice President

GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management (Japan), Inc.,
as Investment Manager

By:	Prudential Investment Management, Inc.,
as Sub-Adviser

By:	/s/ Authorized Signatory
Vice President

RGA REINSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Authorized Signatory
Vice President

CONNECTICUT GENERAL LIFE INSURANCE
COMPANY

By:	Prudential Investment Management, Inc.,
as Investment Manager

By:	/s/ Authorized Signatory
Vice President
Signature Page to Letter Amendment No. 1

ZURICH AMERICAN INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Authorized Signatory
Vice President

THE PRUDENTIAL LIFE INSURANCE
COMPANY, LTD.

By:	Prudential Investment Management (Japan), Inc.,
as Investment Manager

By:	Prudential Investment Management, Inc.,
as Sub-Adviser

By:	/s/ Authorized Signatory
Vice President

PRUDENTIAL RETIREMENT INSURANCE
AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

By:	/s/ Authorized Signatory
Vice President
Signature Page to Letter Amendment No. 1

MTL INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P.
(as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Authorized Signatory
Vice President

ING USA ANNUITY AND LIFE INSURANCE COMPANY
ING LIFE INSURANCE AND ANNUITY COMPANY
RELIASTAR LIFE INSURANCE COMPANY
SECURITY LIFE OF DENVER INSURANCE COMPANY

By:	ING Investment Management LLC, as Agent

By:
Name:
Title:

JOHN HANCOCK LIFE INSURANCE COMPANY

By:	/s/ Authorized Signatory
Name:
Title:

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By:	/s/ Authorized Signatory
Name:
Title:
Signature Page to Letter Amendment No. 1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:
/s/ Authorized Signatory
Name:
Title:

SIGNATURE 7 L.P.

By:	John Hancock Life Insurance Company,
as Portfolio Advisor

By:
/s/ Authorized Signatory
Name:
Title:

FIRST COLONY LIFE INSURANCE COMPANY

By:
Name:
Title:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:
Name:
Title:

METROPOLITAN LIFE INSURANCE COMPANY

By:
/s/ Authorized Signatory
Name:
Title:
Signature Page to Letter Amendment No. 1

METLIFE INVESTORS USA INSURANCE COMPANY

By:
/s/ Authorized Signatory
Name:
Title:

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:
/s/ Authorized Signatory
Name:
Title:

METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT

By:
/s/ Authorized Signatory
Name:
Title:
Signature Page to Letter Amendment No. 1

Agreed to and acknowledged by each of the undersigned for the purposes set forth in paragraph 6(e) hereof:

GUARANTORS:

CROSSTEX ACQUISITION MANAGEMENT, L.P.
CROSSTEX MISSISSIPPI PIPELINE, L.P.
CROSSTEX SEMINOLE GAS, L.P.
CROSSTEX ALABAMA GATHERING SYSTEM, L.P.
CROSSTEX MISSISSIPPI INDUSTRIAL GAS
SALES, L.P.
CROSSTEX GULF COAST TRANSMISSION LTD.
CROSSTEX GULF COAST MARKETING LTD.
CROSSTEX CCNG GATHERING LTD.
CROSSTEX CCNG PROCESSING LTD.
CROSSTEX CCNG TRANSMISSION LTD.
CROSSTEX TREATING SERVICES, L.P.
CROSSTEX NORTH TEXAS PIPELINE, L.P.
CROSSTEX NORTH TEXAS GATHERING, L.P.
CROSSTEX NGL MARKETING, L.P.
CROSSTEX NGL PIPELINE, L.P.

By:	Crosstex Energy Services GP, LLC
Sole General Partner of each above limited
partnership

By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President-Finance

CROSSTEX ENERGY SERVICES, L.P.

By:	Crosstex Operating GP, LLC,
its general partner

By:	/s/ Gysle R. Shellum
Name:	Gysle R. Shellum
Title:	Vice President-Finance
Signature Page to Letter Amendment No. 1

CROSSTEX OPERATING GP, LLC
CROSSTEX ENERGY SERVICES GP, LLC
CROSSTEX LIG, LLC
CROSSTEX TUSCALOOSA, LLC
CROSSTEX LIG LIQUIDS, LLC
CROSSTEX PIPELINE, LLC
CROSSTEX PROCESSING SERVICES, LLC
CROSSTEX PELICAN, LLC

By:	/s/ Gysle R. Shellum
Name:	Gysle R. Shellum
Title:	Vice President-Finance

CROSSTEX PIPELINE PARTNERS, LTD.

By:	Crosstex Pipeline, LLC, its general partner

By:	/s/ Gysle R. Shellum
Name: Title:	Gysle R. Shellum Vice President-Finance

SABINE PASS PLANT FACILITY JOINT VENTURE

By:	Crosstex Processing Services, LLC,
as general partner
and

By:	Crosstex Pelican, LLC, as general partner

By:	/s/ Gysle R. Shellum
Name: Title:	Gysle R. Shellum Vice President-Finance
Signature Page to Letter Amendment No. 1

Exhibit A
Purchasers
PRUDENTIAL INVESTMENT MANAGEMENT, INC.
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE INSURANCE COMPANY OF
     NEW JERSEY
GIBRALTAR LIFE INSURANCE CO., LTD.
RGA REINSURANCE COMPANY
CONNECTICUT GENERAL LIFE INSURANCE
     COMPANY
ZURICH AMERICAN INSURANCE COMPANY
THE PRUDENTIAL LIFE INSURANCE
     COMPANY, LTD.
PRUDENTIAL RETIREMENT INSURANCE
     AND ANNUITY COMPANY
MTL INSURANCE COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
ING LIFE INSURANCE AND ANNUITY COMPANY
RELIASTAR LIFE INSURANCE COMPANY
SECURITY LIFE OF DENVER INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SIGNATURE 7 L.P.
FIRST COLONY LIFE INSURANCE COMPANY
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
METROPOLITAN LIFE INSURANCE COMPANY
METLIFE INVESTORS USA INSURANCE COMPANY
METLIFE INSURANCE COMPANY OF CONNECTICUT
METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
Signature Page to Letter Amendment No. 1